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                                    FORM 8-K

                                 CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          June 10, 1995
                                                 ------------------------------



                         WASHINGTON GAS LIGHT COMPANY
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            (Exact name of registrant as specified in its charter)




District of Columbia and Virginia          1-1483               53-0162882
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(State or other jurisdiction             (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)




1100 H Street, N. W., Washington, D. C.                              20080
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(Address of principal executive offices)                           (Zip Code)




  Registrant's telephone number, including area code           (703) 750-4440
                                                     ---------------------------
                                     NONE
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         (Former name or former address, if changed since last report.)
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Item 5. Other Events

On May 31, 1995, the three-year labor contract between Washington Gas Light Company (Company) and the approximately 1,050 member bargaining unit of the International Union of Gas Workers (IUGW) expired. The Company granted the IUGW three extensions of discussion deadlines during which union-eligible employees continued working without a contract while wages and benefits remained unchanged.

On May 25, 1995, the union membership voted to give its leadership authority to strike. On June 9, 1995, after a federal mediator had been brought in on May 30, 1995 to assist the parties in negotiation, the union voted to reject the Company's contract offer. Although the union leadership did not call a strike, they expressed a willingness to call a strike when "appropriate." Faced with this potential for a strike and the Company's responsibility to provide uninterrupted natural gas service to its customers, the Company decided to exercise its rights under the labor laws to prevent the members of the IUGW from returning to work effective 12 o'clock am on June 10, 1995. The Company is continuing to provide service to its customers through the efforts of its management workforce, members of another union represented at the Company, and outside contractors.

Both the Company and the IUGW have filed charges against each other before the National Labor Relations Board (NLRB) claiming unfair labor practices including, among other things, bad faith bargaining. The Company denies these charges by the IUGW and will vigorously defend itself. If it were determined by the NLRB that the Company had not bargained in good faith, the Company could be liable for back wages which would have been earned had the union employees been at work during the period of the work stoppage.

The Company will continue to attempt to reach an agreement with the IUGW.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   WASHINGTON GAS LIGHT COMPANY
                                                   ----------------------------
                                                            (Registrant)



Date       June 23, 1995                      By   /s/  Frederic M. Kline
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                                                        Frederic M. Kline
                                                             Controller





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